Exhibit 32


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of SUNBURST ACQUISITIONS V, INC. (the "Company") on
Form 10-QSB for the period ending July 31, 2002, (the "Report"), I, Jay Lutsky, Chief
Executive Officer and Chief Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirement of Section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.


July 28, 2005

	/s/ Jay Lutsky
	Chief Executive Officer and
	Chief Financial and
	Accounting Officer